UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐Definitive Proxy Statement

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☐Soliciting Material Pursuant to §240.14a-12

Gold Resource Corporation

(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! GOLD RESOURCE CORPORATION 2021 Annual Meeting Vote by June 3, 2021 11:59 PM ET D51532-P53059 You invested in GOLD RESOURCE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 4, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 4, 2021 9:00 AM MT Denver Marriott Tech Center 4900 S. Syracuse Street Denver, CO 80237 www.virtualshareholdermeeting.com/GORO2021 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. GOLD RESOURCE CORPORATION 2021 Annual Meeting Vote by June 3, 2021 11:59 PM ET Board Recommends Voting Items D51533-P53059 1. Election of Directors Nominees: 01) Alex G. Morrison04) Joseph Driscoll 02) Allen Palmiere05) Ronald Little 03) Lila Manassa Murphy For 2. Advisory vote to approve executive compensation. For 3. Ratify Plante & Moran, PLLC as independent registered accounting firm for 2021. For 4. To approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 100 million shares to 200 million shares. For NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.